================================================================================


                           THE CORNERSTONE STRATEGIC
                               RETURN FUND, INC.














                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2002




================================================================================

CONTENTS

Letter to Shareholders ....................................................    1

Portfolio Summary .........................................................    3

Schedule of Investments ...................................................    4

Statement of Assets and Liabilities .......................................    7

Statement of Operations ...................................................    8

Statement of Changes in Net Assets ........................................    9

Financial Highlights ......................................................   10

Notes to Financial Statements .............................................   11

Results of Annual Meeting of Stockholders .................................   15

Description of Dividend Reinvestment & Cash Purchase Plan .................   16

Summary of General Information ............................................   18

Shareholder Information ...................................................   18

Privacy Policy Notice .....................................................   19







================================================================================

LETTER TO SHAREHOLDERS


                                                                   July 26, 2002

Dear Fellow Shareholder:

Our semi-annual report for The Cornerstone Strategic Return Fund, Inc. (the "Fund") covering the six months ended June 30, 2002 follows. At the end of the period, the Fund's net assets were $39.5 million and the Net Asset Value ("NAV") per share was $8.59. The share price on the New York Stock Exchange closed at $7.25, representing a discount to NAV of 15.60%. The investment approach continued to focus on a broad diversification in U.S. and non-U.S. equities.

ECONOMIC AND MARKET SUMMARY

For U.S. equity markets, the first six months of 2002 were marked by the resumption of a broad retreat from the highs of 2000. While stocks finished relatively flat for the first quarter, they declined substantially in the second quarter to test lows not seen since the aftermath of the September 11th tragedy last year. Earnings disappointments and growing revelations of corporate impropriety, along with a stream of credit downgrades and bankruptcy filings, compounded investor anxiety.

The Federal Reserve held its benchmark short-term interest rate at a very low 1.75% in contrast to the eleven rate cuts in 2001. Bonds gained strength from the negative sentiment in the equity markets that drove many to seek safer investments.

In this environment, the dollar also retreated against the euro and the yen. This strengthened the generally flat performance of equities in Japan and dampened the broad market retreats in Europe, in dollar terms, but discouraged the export components of these same economies.

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2002, the Fund posted a (14.36)% total return on NAV as compared with the S&P 500 Index return of (13.15)%.

Through the first quarter, stocks were able to maintain some balance as the positives in Energy, Consumer Staples and Materials offset declines in Technology and Telecommunications. By the second quarter, market pressures created losses in most sectors. Energy and Materials both finished the half holding slight gains for the year. However, Technology and Telecommunications both suffered additional declines of more than 20% for the quarter, leaving them down substantially for the year.

OUTLOOK

Uncertainty creates opportunity and sows the seeds of future financial success. Investor concerns will continue to weigh on the market. Terrorism remains a threat. Additional corporate misdeeds may lead to continuing volatility and shaky consumer confidence. However, at its core, our economy is strong and productive. The Federal Reserve has proven its willingness to encourage the economic recovery and, over time, it has not been profitable to fight the Fed.



================================================================================
                                                                               1

LETTER TO SHAREHOLDERS (CONCLUDED)

In spite of the volatile markets, we are cautiously optimistic about the rest of the year. Signs of recovery gave reasons for optimism toward the end of the half. Earnings comparisons began to look better. Encouraging data for manufacturers showed that the sharp declines in the rate of capital spending for 2001 were turning favorably for 2002. U.S. exporters looked forward to growth as the falling dollar makes their products increasingly competitive. Initial jobless claims continued to drop and the U.S. economy added jobs in both May and June with little threat of inflation. While having been under substantial pressure for some time, we believe that U.S. large-cap equities offer attractive opportunities over the longer-term.

SEEKING TO PRODUCE VALUE

We are working to provide value to our shareholders. While the Fund's discount to NAV has improved, it has remained stubbornly high. The Board of Directors initiated several actions to better serve the needs of our shareholders.

           Distribution policy - The Board announced a monthly distribution policy with a high fixed payout beginning in July. These distributions allow shareholders to receive substantial portions of their investment in cash or continue their holdings in the Fund's stock by reinvesting in new shares. This policy gives flexibility to our owners and we believe that it will have a continuing positive influence on the level of the Fund's discount to NAV.

           Expense reduction plan - As you may be aware, diligent attention to Fund expenses has reduced them substantially. In addition, Cornerstone Advisors, Inc., the Fund's investment manager, has voluntarily agreed to waive a portion of its management fees, which will result in a lower expense ratio than would otherwise be the case. To further reduce expenses, the Board also announced that it would consider mergers among other funds affiliated with the manager.

It is our belief that these steps will further reduce the price discount to NAV and lead to our Fund having one of the lowest expense ratios among comparable closed-end funds.

The Board of Directors, the officers, and the investment manager of our Fund recognize the trust that the Fund's shareholders have placed in us. We know you have a choice, we appreciate your support, and we look forward to continuing our service to you in the future.

Sincerely,



/s/ RALPH W. BRADSHAW
---------------------
Ralph W. Bradshaw
Chairman





================================================================================
2

--------------------------------------------------------------------------------
THE CORNERSTONE STRATEGIC RETURN FUND, INC.
PORTFOLIO SUMMARY - AS OF JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

TOP TEN SECTORS
                                                       Percent of
        Sector                                         Net Assets
--------------------------------------------------------------------------------
1.    Financials                                            18.4
--------------------------------------------------------------------------------
2.    Consumer Discretionary                                14.8
--------------------------------------------------------------------------------
3.    Information Technology                                13.1
--------------------------------------------------------------------------------
4.    Healthcare                                            12.7
--------------------------------------------------------------------------------
5.    Consumer Staples                                      10.6
--------------------------------------------------------------------------------
6.    Industrials                                           10.5
--------------------------------------------------------------------------------
7.    Energy                                                 7.0
--------------------------------------------------------------------------------
8.    Telecommunication Services                             4.4
--------------------------------------------------------------------------------
9.    Materials                                              2.8
--------------------------------------------------------------------------------
10.   Utilities                                              2.6
--------------------------------------------------------------------------------


TOP TEN HOLDINGS, BY ISSUER

                                                                     Percent of
        Holding                                 Sector               Net Assets
--------------------------------------------------------------------------------
1.      Microsoft Corp.                 Information Technology            3.3
--------------------------------------------------------------------------------
2.      General Electric Co.                 Industrials                  3.2
--------------------------------------------------------------------------------
3.      Wal-Mart Stores, Inc.            Consumer Discretionary           3.0
--------------------------------------------------------------------------------
4.      Exxon Mobil Corp.                       Energy                    2.8
--------------------------------------------------------------------------------
5.      Bonton AS                        Consumer Discretionary           2.8
--------------------------------------------------------------------------------
6.      Home Depot, Inc. (The)           Consumer Discretionary           2.6
--------------------------------------------------------------------------------
7.      American International Group, Inc.      Financials                2.2
--------------------------------------------------------------------------------
8.      Citigroup Inc.                          Financials                2.2
--------------------------------------------------------------------------------
9.      International Business
               Machines Corp.            Information Technology           1.9
--------------------------------------------------------------------------------
10.     Pfizer Inc.                            Healthcare                 1.8
--------------------------------------------------------------------------------



================================================================================


--------------------------------------------------------------------------------
THE CORNERSTONE STRATEGIC RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        No. of          Value
Description                                             Shares         (Note A)
--------------------------------------------------------------------------------
EQUITY SECURITIES - 97.55%
CZECH REPUBLIC - 2.84%
CONSUMER DISCRETIONARY - 2.84%
Bonton AS (cost - $894,866)*+ ................           68,590       $1,121,474
                                                                      ----------
UNITED STATES - 94.71%
CLOSED-END DOMESTIC FUND - 0.70%
John Hancock Bank & Thrift Opportunity Fund ..           32,700          278,277
                                                                      ----------
CONSUMER DISCRETIONARY - 11.93%
AOL Time Warner Inc.+ ........................           14,500          213,295
Carnival Corp. ...............................            2,800           77,532
Clear Channel Communications, Inc.+ ..........            2,700           86,454
Comcast Corp., Special Class A+ ..............            4,300          100,749
Costco Wholesale Corp.+ ......................            2,100           81,102
Delphi Corp. .................................            2,600           34,320
Ford Motor Co. ...............................            9,100          145,600
Gannett Co., Inc. ............................            1,000           75,900
Gap, Inc. (The) ..............................            4,000           56,800
General Motors Corp. .........................            2,500          133,625
Harley-Davidson, Inc. ........................            2,500          128,175
Harrah's Entertainment, Inc.+ ................            2,500          110,875
Hilton Hotels Corp. ..........................            2,500           34,750
Home Depot, Inc. (The) .......................           28,000        1,028,440
Limited Brands ...............................            2,000           42,600
Lowe's Companies, Inc. .......................            3,600          163,440
Mattel, Inc. .................................            2,000           42,020
McDonald's Corp. .............................            6,100          173,545
Reebok International Ltd.+ ...................            2,500           73,750
Staples, Inc.+ ...............................            2,100           41,370
Target Corp. .................................            4,100          152,274
Viacom Inc., non-voting Class B+ .............            8,000          354,960
Wal-Mart Stores, Inc. ........................           21,400        1,177,214
Walt Disney Co. (The) ........................            9,800          185,220
                                                                      ----------
                                                                       4,714,010
                                                                      ----------
CONSUMER STAPLES - 10.63%
Anheuser-Busch Companies, Inc. ...............            4,200          210,000
Archer-Daniels-Midland Co. ...................            3,150           40,288
Coca-Cola Co. (The) ..........................           12,100          677,600
Colgate-Palmolive Co. ........................            2,600          130,130
ConAgra Foods, Inc. ..........................            2,500           69,125
Gillette Co. (The) ...........................            5,000          169,350
Groupe Danone, ADR ...........................            5,200          142,844
J.M. Smucker Co. (The) .......................              122            4,164
Kimberly-Clark Corp. .........................            2,500          155,000


                                                        No. of          Value
Description                                             Shares         (Note A)
--------------------------------------------------------------------------------
CONSUMER STAPLES (continued)
Kroger Co. (The)+ ............................            3,900       $   77,610
PepsiCo, Inc. ................................            6,700          322,940
Philip Morris Companies Inc. .................           10,800          471,744
Procter & Gamble Co. (The) ...................            6,100          544,730
Safeway Inc.+ ................................            2,400           70,056
Sara Lee Corp. ...............................            3,700           76,368
Sysco Corp. ..................................           25,300          688,666
Unilever NV, NY Shares .......................            2,600          168,480
Walgreen Co. .................................            4,700          181,561
                                                                      ----------
                                                                       4,200,656
                                                                      ----------
ENERGY - 7.01%
Calpine Corp.+ ...............................            3,000           21,090
ChevronTexaco Corp. ..........................            4,702          416,127
Conoco Inc. ..................................           12,000          333,600
El Paso Corp. ................................            2,300           47,403
Exxon Mobil Corp. ............................           27,500        1,125,300
Marathon Oil Corp. ...........................            2,500           67,800
Occidental Petroleum Corp. ...................            2,500           74,975
Royal Dutch Petroleum Co., NY Shares .........           10,200          563,754
Schlumberger Ltd. ............................            2,600          120,900
                                                                      ----------
                                                                       2,770,949
                                                                      ----------
FINANCIALS - 18.44%
AFLAC Inc. ...................................            2,500           80,000
Allianz AG ...................................           12,000          238,800
Allstate Corp. (The) .........................            3,500          129,430
American Express Co. .........................            6,100          221,552
American International Group, Inc. ...........           12,931          882,282
AmSouth Bancorp ..............................            1,800           40,284
Bank of America Corp. ........................            7,500          527,700
Bank of New York Co., Inc. (The) .............            3,400          114,750
Bank One Corp. ...............................            5,400          207,792
BB&T Corp. ...................................            2,000           77,200
Capital One Financial Corp. ..................            1,000           61,050
Charles Schwab Corp. (The) ...................            6,100           68,320
Citigroup Inc. ...............................           22,700          879,625
Fannie Mae ...................................            4,800          354,000
Fifth Third Bancorp ..........................            2,600          173,290
FleetBoston Financial Corp. ..................            5,000          161,750
Freddie Mac ..................................            3,300          201,960
Hartford Financial Services
     Group, Inc. (The) .......................            1,100           65,417


================================================================================
See accompanying notes to financial statements.
4




--------------------------------------------------------------------------------
THE CORNERSTONE STRATEGIC RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------
                                                        No. of          Value
Description                                             Shares         (Note A)
--------------------------------------------------------------------------------

FINANCIALS (continued)
Household International, Inc. ................            2,200       $  109,340
John Hancock Financial Services, Inc. ........            2,500           88,000
J.P. Morgan Chase & Co. ......................            8,100          274,752
KeyCorp ......................................            2,000           54,600
Marsh & McLennan Companies, Inc. .............            1,300          125,580
MBNA Corp. ...................................            3,900          128,973
Mellon Financial Corp. .......................            2,300           72,289
Merrill Lynch & Co., Inc. ....................            3,600          145,800
MetLife, Inc. ................................            3,500          100,800
Morgan Stanley ...............................            6,200          267,096
National City Corp. ..........................            2,800           93,100
Northern Trust Corp. .........................            1,100           48,466
PNC Financial Services Group .................            1,400           73,192
SouthTrust Corp. .............................            1,600           41,792
State Street Corp. ...........................            1,600           71,520
SunTrust Banks, Inc. .........................            1,500          101,580
U.S. Bancorp .................................            9,100          212,485
Wachovia Corp. ...............................            6,600          251,988
Washington Mutual, Inc. ......................            4,050          150,296
Wells Fargo & Co. ............................            7,800          390,468
                                                                      ----------
                                                                       7,287,319
                                                                      ----------
HEALTHCARE - 12.72%
Abbott Laboratories ..........................            7,700          289,905
Amgen Inc.+ ..................................            4,800          201,024
Baxter International Inc. ....................            2,600          115,544
Bristol-Myers Squibb Co. .....................            8,600          221,020
Cardinal Health, Inc. ........................            2,500          153,525
CIGNA Corp. ..................................              800           77,936
Eli Lilly & Co. ..............................            5,300          298,920
Genzyme Corp.+ ...............................            2,500           48,100
HCA Inc. .....................................            2,600          123,500
Johnson & Johnson ............................           12,600          658,476
King Pharmaceuticals, Inc.+ ..................            2,500           55,625
McKesson Corp. ...............................            2,500           81,750
Medtronic, Inc. ..............................            9,000          385,650
Merck & Co., Inc. ............................           13,000          658,320
Pfizer Inc. ..................................           19,800          693,000
Pharmacia Corp. ..............................            6,000          224,700
Schering-Plough Corp. ........................            6,600          162,360
UnitedHealth Group Inc. ......................            2,500          228,875
Wyeth ........................................            6,100          312,320
Zimmer Holdings, Inc.+ .......................              960           34,234
                                                                      ----------
                                                                       5,024,784


                                                        No. of          Value
Description                                             Shares         (Note A)
--------------------------------------------------------------------------------

INDUSTRIALS - 10.46%
Automatic Data Processing, Inc. ..............           10,000       $  435,500
Boeing Co. (The) .............................            3,900          175,500
Burlington Northern Santa Fe Corp. ...........            2,500           75,000
Cendant Corp.+ ...............................            3,600           57,168
Concord EFS, Inc.+ ...........................            2,500           75,350
CSX Corp. ....................................            2,500           87,025
Dover Corp. ..................................            3,500          122,500
Emerson Electric Co. .........................            2,000          107,020
General Electric Co. .........................           43,200        1,254,960
Honeywell International Inc. .................           12,000          422,760
Illinois Tool Works Inc. .....................            6,500          447,980
Lockheed Martin Corp. ........................            2,500          173,750
Masco Corp. ..................................            2,100           56,931
Paychex, Inc. ................................            2,500           78,225
Raytheon Co. .................................            3,300          134,475
Southwest Airlines Co. .......................            3,500           56,560
Tyco International Ltd. ......................           11,000          148,610
United Technologies Corp. ....................            2,200          149,380
Waste Management, Inc. .......................            2,800           72,940
                                                                      ----------
                                                                       4,131,634
                                                                      ----------
INFORMATION TECHNOLOGY - 13.10%
Agere Systems Inc., Class B+ .................            1,852            2,778
Agilent Technologies, Inc.+ ..................            2,500           59,700
Analog Devices, Inc.+ ........................            2,500           74,250
Applied Materials, Inc.+ .....................           14,000          266,280
Avaya Inc.+ ..................................               17               82
CIENA Corp.+ .................................            1,500            6,285
Cisco Systems, Inc.+ .........................           32,500          453,375
Computer Associates International, Inc. ......            2,700           42,903
Corning Inc. .................................            4,300           15,265
Dell Computer Corp.+ .........................           11,600          303,224
Electronic Data Systems Corp. ................            5,000          185,750
Hewlett-Packard Co. ..........................            8,800          134,464
Intel Corp. ..................................           31,800          580,986
International Business Machines Corp. ........           10,700          770,400
JDS Uniphase Corp.+ ..........................            4,700           12,643
Linear Technology Corp. ......................            2,500           78,575
Lucent Technologies Inc.+ ....................            7,000           11,620
Microsoft Corp.+ .............................           23,900        1,293,468
Motorola, Inc. ...............................            9,100          131,222
Oracle Corp.+ ................................           24,500          232,015
PerkinElmer, Inc. ............................            1,500           16,575



================================================================================
                                 See accompanying notes to financial statements.
                                                                               5




--------------------------------------------------------------------------------
THE CORNERSTONE STRATEGIC RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------
                                                        No. of          Value
Description                                             Shares         (Note A)
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY (continued)
QUALCOMM Inc.+ ...............................            3,400       $   93,466
Sanmina-SCI Corp.+ ...........................            1,500            9,465
Siebel Systems, Inc.+ ........................            2,500           35,550
Solectron Corp.+ .............................            2,900           17,835
Sun Microsystems, Inc.+ ......................           14,600           73,146
Texas Instruments Inc. .......................            7,500          177,750
Xilinx, Inc.+ ................................            2,600           58,318
Yahoo! Inc.+ .................................            2,500           36,900
                                                                      ----------
                                                                       5,174,290
                                                                      ----------
MATERIALS - 2.77%
Air Products & Chemicals, Inc. ...............            2,500          126,175
Alcan Inc. ...................................            1,500           56,280
Alcoa Inc. ...................................            4,000          132,600
Barrick Gold Corp. ...........................            2,000           37,980
Dow Chemical Co. (The) .......................            4,200          144,396
E.I. du Pont de Nemours & Co. ................            4,800          213,120
Georgia-Pacific Corp. ........................            2,500           61,450
International Paper Co. ......................            2,300          100,234
Placer Dome Inc. .............................            1,500           16,815
Praxair, Inc. ................................            2,500          142,425
Weyerhaeuser Co. .............................            1,000           63,850
                                                                      ----------
                                                                       1,095,325
                                                                      ----------
TELECOMMUNICATION SERVICES - 4.39%
AT&T Corp. ...................................           17,300          185,110
AT&T Wireless Services Inc.+ .................            5,567           32,567
BellSouth Corp. ..............................            8,900          280,350
SBC Communications Inc. ......................           16,800          512,400
Sprint Corp. (FON Group) .....................            4,100           43,501
Sprint Corp. (PCS Group)+ ....................            4,300           19,221
Verizon Communications Inc. ..................           12,700          509,905
Vodafone Group plc, ADR ......................           11,000          150,150
                                                                      ----------
                                                                       1,733,204
                                                                      ----------
UTILITIES - 2.56%
American Electrical Power
Co., Inc. ....................................            3,000          120,060
Dominion Resources, Inc. .....................            1,200           79,176
Duke Energy Corp. ............................            3,600          111,960
Edison International+ ........................            2,500           42,500
Exelon Corp. .................................            2,500          130,750
FirstEnergy Corp. ............................            2,500           83,450
Mirant Corp.+ ................................            1,500           10,950
Reliant Energy, Inc. .........................            3,200           54,080
Scottish Power plc, ADR ......................            4,000           85,600



                                                        No. of          Value
Description                                             Shares         (Note A)
--------------------------------------------------------------------------------

UTILITIES (continued)
Southern Co. (The) ...........................            3,200       $   87,680
Transocean Inc. ..............................            2,500           77,875
TXU Corp. ....................................            1,200           61,680
Williams Companies, Inc. (The) ...............            2,300           13,777
Xcel Energy, Inc. ............................            3,000           50,310
                                                                      ----------
                                                                       1,009,848
                                                                      ----------
Total United States
(cost - $46,391,142) .........................                        37,420,296
                                                                      ----------
TOTAL EQUITY SECURITIES
        (cost - $47,286,008)                                          38,541,770
                                                                      ----------


                                                            Principal
                                                              Amount
                                                              (000's)
SHORT-TERM INVESTMENT - 2.70%
Repurchase Agreement - 2.70%
Bear, Stearns & Co. Inc.
(Agreement dated 06/28/02
to be repurchased at $1,067,695),
1.92%, 07/01/02
(cost - $1,067,524) (Note F) .................              $1,068     1,067,524
                                                                      ----------
TOTAL INVESTMENTS - 100.25%
(cost - $48,353,532) (Notes A, C) ............                        39,609,294
                                                                      ----------
LIABILITIES IN EXCESS OF CASH AND
        OTHER ASSETS - (0.25)% ...............                           (99,671)
                                                                      ----------
NET ASSETS - 100.00% .........................                      $ 39,509,623
                                                                    ============


----------
     *    Not readily marketable security (See Note A).
     +    Non-income producing security.
     ADR  American Depositary Receipts.



================================================================================
See accompanying notes to financial statements.
6


--------------------------------------------------------------------------------
THE CORNERSTONE STRATEGIC RETURN FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (Cost $48,353,532) (Note A) .................   $ 39,609,294
Cash collateral received for securities loaned (Note E) ...........        596,941
Receivables:
        Dividends .................................................         45,821
        Reclaims ..................................................             49
Prepaid expenses ..................................................         19,735
                                                                      ------------
Total Assets ......................................................     40,271,840
                                                                      ------------
LIABILITIES
Payables:
        Upon return of securities loaned (Note E) .................        596,941
        Investment management fees (Note B) .......................         33,403
        Other accrued expenses ....................................        131,873
                                                                      ------------
Total Liabilities .................................................        762,217
                                                                      ------------
NET ASSETS (applicable to 4,598,636 shares
     of common stock outstanding) .................................   $ 39,509,623
                                                                      ============

NET ASSET VALUE PER SHARE ($39,509,623 ./. 4,598,636) .............   $       8.59
                                                                      ============
NET ASSETS CONSISTS OF
Capital stock, $0.001 par value;
        4,598,636 shares outstanding
        (100,000,000 shares authorized) ...........................   $      4,599
Paid-in capital ...................................................     73,872,805
Cost of 1,220,111 shares repurchased ..............................    (12,158,676)
Accumulated net investment loss ...................................       (115,138)
Accumulated net realized loss on investments ......................    (13,349,729)
Net unrealized depreciation in value of investments and translation
of other assets and liabilities denominated in foreign currency ...     (8,744,238)
                                                                      ------------
Net assets applicable to shares outstanding .......................   $ 39,509,623
                                                                      ============


--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
                                                                               7

--------------------------------------------------------------------------------
THE CORNERSTONE STRATEGIC RETURN FUND, INC.
STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT LOSS Income (Note A):
        Dividends .........................................................   $   312,611
        Interest ..........................................................         5,161
        Less: Foreign taxes withheld ......................................        (1,780)
                                                                              -----------
        Total Investment Income ...........................................       315,992
                                                                              -----------

Expenses:
        Investment management fees (Note B) ...............................       219,239
        Audit and legal fees (Note B) .....................................        88,530
        Printing ..........................................................        33,034
        Directors' fees ...................................................        25,491
        Administration fees ...............................................        25,265
        Accounting fees ...................................................        15,125
        NYSE listing fees .................................................        12,397
        Insurance .........................................................         6,011
        Custodian fees ....................................................         5,477
        Transfer agent fees ...............................................         4,760
        Other .............................................................         5,669
                                                                              -----------
        Total Expenses ....................................................       440,998
        Less: Fees paid indirectly (Note B) ...............................        (9,868)
                                                                              -----------
                Net Expenses ..............................................       431,130
                                                                              -----------
        Net Investment Loss ...............................................      (115,138)
                                                                              -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized loss from investments ........................................      (419,613)
Net change in unrealized depreciation in value of investments and
translation of other assets and liabilities denominated in foreign currency    (6,128,519)
                                                                              -----------
Net realized and unrealized loss on investments and foreign
currency related transactions .............................................    (6,548,132)
                                                                              -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................   $(6,663,270)
                                                                              ===========


See accompanying notes to financial statements.
8

--------------------------------------------------------------------------------
THE CORNERSTONE STRATEGIC RETURN FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         For the
                                                                        Six Months    For the Year
                                                                           Ended          Ended
                                                                       June 30, 2002   December 31,
                                                                         (unaudited)       2001
                                                                       -------------   ------------

DECREASE IN NET ASSETS
Operations:
        Net investment loss ........................................   $   (115,138)   $   (234,584)
        Net realized loss on investments and foreign currency
        related transactions .......................................       (419,613)    (12,881,037)
        Net change in unrealized depreciation in value of
        investments and translation of other assets and
        liabilities denominated in foreign currency ................     (6,128,519)      2,927,931
                                                                       ------------    ------------

                Net decrease in net assets resulting from operations     (6,663,270)    (10,187,690)
                                                                       ------------    ------------

Capital stock transactions (Note D):
        Cost of 31,900 and 249,600 shares repurchased, respectively        (267,220)     (2,095,878)
                                                                       ------------    ------------

        Total decrease in net assets ...............................     (6,930,490)    (12,283,568)
                                                                       ------------    ------------
NET ASSETS
Beginning of period ................................................     46,440,113      58,723,681
                                                                       ------------    ------------

End of period ......................................................   $ 39,509,623    $ 46,440,113
                                                                       ============    ============



================================================================================
                                  See accompanying notes to financial statements
                                                                               9

--------------------------------------------------------------------------------
THE CORNERSTONE STRATEGIC RETURN FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                               For the                           For the Period
                                              Six Months                        September 1, 1999
                                                Ended          For the Years          through    For the Fiscal Years
                                           June 30, 2002     Ended December 31,     December 31,    Ended August 31,

                                             (unaudited)             2001              2000             1999+
                                             -----------             ----              ----             -----

PER SHARE OPERATING
PERFORMANCE
Net asset value, beginning of period .......   $  10.03           $   12.03         $  13.59        $   13.34
                                               --------           ---------         --------        ---------

Net investment income/(loss) ...............      (0.02)#             (0.05)#          (0.03)#          (0.06)#
Net realized and unrealized gain/(loss)
on investments and foreign currency
related translations .......................      (1.43)              (2.06)           (2.05)            0.28
                                               --------           ---------         --------        ---------

Net increase/(decrease) in net assets
resulting from operations ..................      (1.45)              (2.11)           (2.08)            0.22
                                               --------           ---------         --------        ---------
Dividends and distributions to shareholders:
        Net investment income ..............    --                    --                --              --
        Net realized gain on investments ...    --                    --                (0.01)          --
        Paid-in capital in excess of par ...    --                    --                --              --
                                               --------           ---------         --------        ---------
Total dividends and distributions
to shareholders ............................    --                    --               (0.01)           --

Capital share transactions:
Anti-dilutive effect due to capital
stock repurchased ..........................       0.01                0.11             0.53             0.03
Dilutive effect of rights offering .........    --                     --               --              --
                                               --------           ---------         --------        ---------
Net asset value, end of period .............   $   8.59           $   10.03         $  12.03        $   13.59
                                               ========           =========         ========        =========
Market value, end of period ................   $  7.250           $   8.470         $  9.438        $  11.875
                                               ========           =========         ========        =========
Total investment return (a) ................     (14.40)%            (10.26)%         (20.4)%             5.6%
                                               ========           =========         ========        =========

RATIOS/SUPPLEMENTAL
DATA
Net assets, end of period (000 omitted) ....   $ 39,509           $  46,440         $ 58,724        $  78,723
Ratio of expenses to average net assets,
        net of fee waivers, if any .........       1.97%(b)(c)      1.67%(c)            2.06%            2.28%(b)
Ratio of expenses to average net assets,
        excluding fee waivers, if any ......       2.01%(b)(d)      1.97%(d)            2.06%            2.28%(b)
Ratio of expenses to average net assets,
net of fee waivers but excluding fees
paid indirectly, if any ....................       2.01%(b)            1.83%            --               --
Ratio of net investment income/(loss) to
        average net assets .................      (0.53)%(b)          (0.47)           (0.25)%          (1.37)%(b)
Portfolio turnover rate ....................       7.15%              62.36%             132%              18%




                                                                                                                 For the Period
                                                                                                              September 30, 1994*
                                                                                                                     through
                                                  For the Fiscal Years Ended August 31,                             August 31,
                                                  -------------------------------------                             ----------

                                                  1999                1998            1997             1996            1995

Net asset value, beginning of period .......   $  11.93           $   16.05         $  17.23        $   13.13     $   13.77**
                                               --------           ---------         --------        ---------     ---------
Net investment income/(loss) ...............       0.25                0.10            (0.14)           (0.07)         0.29
Net realized and unrealized gain/(loss)
on investments and foreign currency
related translations .......................       2.16               (4.08)           (0.54)            5.35         (0.83)
                                               --------           ---------         --------        ---------     ---------
Net increase/(decrease) in net assets
resulting from operations ..................       2.41               (3.98)           (0.68)            5.28         (0.54)
                                               --------           ---------         --------        ---------     ---------
Dividends and distributions to shareholders:
        Net investment income ..............      (0.23)              (0.07)           --               (0.25)        (0.10)
        Net realized gain on investments ...      (0.67)              (0.07)           (0.50)           --           --
        Paid-in capital in excess of par ...      (0.10)              --               --               --           --
                                               --------           ---------         --------        ---------     ---------
Total dividends and distributions
to shareholders ............................      (1.00)              (0.14)           (0.50)           (0.25)       (0.10)
                                               --------           ---------         --------        ---------     ---------
Capital share transactions:
Anti-dilutive effect due to capital
stock repurchased ..........................    --                    --               --               --           --
Dilutive effect of rights offering .........    --                    --               --               (0.93)       --
                                               --------           ---------         --------        ---------     ---------
Net asset value, end of period .............   $  13.34           $   11.93         $  16.05        $   17.23     $   13.13
                                               ========           =========         ========        =========     =========
Market value, end of period ................   $  11.250          $   8.063         $ 13.625        $  14.750     $  12.125
                                               ========           =========         ========        =========     =========
Total investment return (a) ................      51.3%               (40.1)%           (4.5)%           32.2%       (12.8)%
                                               ========           =========         ========        =========     =========

RATIOS/SUPPLEMENTAL
DATA
Net assets, end of period (000 omitted) ....   $ 78,423           $  70,127         $ 94,322        $ 101,274     $  57,880
Ratio of expenses to average net assets,
        net of fee waivers, if any .........       2.19%               2.09%            2.09%            2.14%         2.39%(b)
Ratio of expenses to average net assets,
        excluding fee waivers, if any ......       2.19%               2.09%            2.09%            2.14%         2.39%(b)
Ratio of expenses to average net assets,
net of fee waivers but excluding fees
paid indirectly, if any ....................    --                    --               --               --             --
Ratio of net investment income/(loss) to
        average net assets .................       1.94%               0.65%           (0.87)%          (0.51)%        2.41%(b)
Portfolio turnover rate ....................         73%                 73%              56%              42%        20.39%

---------------------------------------------------------------------------------------------------------------------------------


     *    Commencement of investment operations.
     ** Initial public offering price $15.00 per share less underwriting discount of $0.98 per share and offering cost of $0.25 per share.
     + In December 1999, the Board of Directors changed the Fund's fiscal year-end from August to December.
     #    Based on average shares outstanding.
     (a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts. Total investment returns for periods of less than one year are not annualized.
     (b)  Annualized.
     (c)  Expenses are net of fees paid indirectly.
     (d)  Expenses exclude fees paid indirectly.


================================================================================
See accompanying notes to financial statements.
10

--------------------------------------------------------------------------------
THE CORNERSTONE STRATEGIC RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES
The Cornerstone Strategic Return Fund, Inc. (the "Fund") was incorporated in Maryland on March 3, 1994 and commenced investment operations on September 30, 1994. As a result of a Meeting of Stockholders held on June 27, 2000, the Fund, formerly known as The Central European Value Fund, Inc., changed its name and investment objective. Its investment objective is to seek long-term capital appreciation by investing in securities of U.S. and non-U.S. issuers. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company.

The following is a summary of significant accounting policies consistently followed by the Fund:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities shall be valued at the closing price on the exchange or market on which the security is primarily traded ("Primary Market"). If the security did not trade on the Primary Market, it shall be valued at the closing price on another exchange where it trades. If there are no such sale prices, the value shall be the most recent bid, and if there is no bid, the security shall be valued at the most recent asked. If no pricing service is available and there are more than two dealers, the value shall be the mean of the highest bid and lowest ask. If there is only one dealer, then the value shall be the mean if bid and ask are available, otherwise the value shall be the bid. All other securities and assets are valued as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities. At June 30, 2002, the Fund held 2.84% of its net assets in a security valued in good faith by the Board of Directors with an aggregate cost of $894,866 and a fair value of $1,121,474. The net asset value per share of the Fund is calculated weekly and on the last business day of the month with the exception of those days on which the New York Stock Exchange is closed.

REPURCHASE AGREEMENTS: The Fund has agreed to purchase securities from financial institutions subject to the sellers agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker/dealers, which Cornerstone Advisors, Inc. (the Fund's "Manager" or "Corner-stone") considers creditworthy. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. Cornerstone monitors the daily mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.



================================================================================
                                                                              11

--------------------------------------------------------------------------------
THE CORNERSTONE STRATEGIC RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes. For U.S. federal income tax purposes, realized capital losses incurred after October 31, 2001 within the prior fiscal year are deemed to arise on the first day of the current fiscal year. The Fund elected to defer such capital losses of $104,995. The Fund has a capital loss carryforward of $12,825,121 which expires in 2009. Differences between capital loss carryforwards on a book and tax basis primarily relate to timing of the recognition of losses for the U.S. federal income tax purposes. There is no undistributable ordinary income on a tax basis.

The Fund may be subject to foreign withholding taxes with respect to its foreign investment securities, if any.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currency.

Net realized foreign exchange losses represent foreign exchange gains and losses from transactions in foreign currency and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: Effective June 25, 2002, the Fund initiated a fixed, monthly distribution to shareholders. To the extent that these distributions exceed the current earnings of the Fund, the balance will be generated from sales of portfolio securities held by the Fund, which will either be short-term or long-term capital gains or a tax-free return of capital. Prior thereto, the Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.




================================================================================

--------------------------------------------------------------------------------
THE CORNERSTONE STRATEGIC RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Some countries in which the Fund may invest require government approval for the repatriation of investment income, capital or proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States.

NOTE B. AGREEMENTS

Cornerstone serves as the Fund's investment manager with respect to all investments. As compensation for its investment management services, Cornerstone receives from the Fund an annual fee, calculated weekly and paid monthly, equal to 1.00% of the Fund's average weekly net assets. For the six months ended June 30, 2002, Cornerstone earned $219,239 for investment management services.

Included in the Statement of Operations, under the caption Fees paid indirectly, are expense offsets of $9,868 arising from credits earned on portfolio transactions executed with a broker, pursuant to a directed brokerage arrangement.

The Fund paid or accrued approximately $69,000 for the six months ended June 30, 2002 for legal services to Spitzer & Feldman P.C., counsel to the Fund. Mr. Westle, a partner of the firm, serves as secretary of the Fund.

At June 30, 2002, pursuant to regulatory filings, a single shareholder and his affiliates owned approximately 46% of the outstanding shares of the Fund based on a Schedule 13G/A filing made with the Securities and Exchange Commission on February 15, 2002.

NOTE C. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at June 30, 2002 was $48,496,210. Accordingly, the net unrealized depreciation of investments (including investments denominated in foreign currency) of $8,886,916 was composed of gross appreciation of $1,728,071 for those investments having an excess of value over cost and gross depreciation of $10,614,987 for those investments having an excess of cost over value.

For the six months ended June 30, 2002, purchases and sales of securities, other than short-term investments, were $3,099,114 and $4,184,779, respectively.

NOTE D. SHARE REPURCHASE PROGRAM

On October 19, 1999, the Fund announced that it will repurchase its shares of capital stock on a continuous basis whenever the Fund's shares are trading at more than a nominal discount to net asset value. For the six months ended June 30, 2002, the Fund repurchased 31,900 of its shares for a total cost of $267,220 at a weighted average discount of 15.81% from net asset value. The discount of the individual repurchases ranged from 13.48% - 20.04%. The Fund reclassified 59,300 retired repurchased shares with a cost of $549,468 to paid-in capital. For the six months ended June 30, 2001, the Fund repurchased 126,800 of its shares for a total cost of $1,121,431 at a weighted average discount of 21.43% from net asset value. The discount of the individual repurchases ranged from 18.75% - 25.84%. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of its forgoing objectives, subject to review by the Board of Directors. No limit has been placed on the number of shares to be purchased by the Fund other than those imposed by federal securities laws. All purchases will be made in accordance with federal securities laws, with the shares repurchased as of April 1, 2001 held in treasury.



================================================================================

--------------------------------------------------------------------------------
THE CORNERSTONE STRATEGIC RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------

NOTE E. SECURITIES LENDING

To generate additional income, the Fund may lend up to 10% of its portfolio assets. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn interest on the investment of cash collateral. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. Loans of securities are required at all times to be secured by collateral equal to at least 100% of the market value of securities on loan. However, in the event of default or bankruptcy of the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and collateral maintained by the lender is insufficient to cover the value of loaned securities, the borrower is obligated to pay the amount of the shortfall (and interest thereon) to the Fund. However, there can be no assurance the Fund can recover this amount. The value of securities on loan to brokers and the related collateral received at June 30, 2002 was $582,209 and $596,941, respectively. Any cash collateral received is reinvested into repurchase agreements, which in turn are collateralized by various U.S. Government and Agency securities.

During the six months ended June 30, 2002, the Fund earned $654 in securities lending income which is included under the caption Interest in the Statement of Operations.

NOTE F. COLLATERAL FOR REPURCHASE AGREEMENT

Listed below is the collateral associated with the repurchase agreement with Bear, Stearns & Co. Inc. outstanding at June 30, 2002.

                              PRINCIPAL
                               AMOUNT                                   MARKET
ISSUER                         (000'S)             MATURITY              VALUE
------                         -------             --------              -----

United States
   Treasury Bond,
   (interest only)              $4,385             02/15/26           $1,089,234
                                                                      ==========

NOTE G. SUBSEQUENT EVENTS

Effective July 1, 2002, Cornerstone has voluntarily agreed to waive its management fees to the Fund to the extent that monthly operating expenses exceed 0.1% of net assets, calculated monthly.

On August 2, 2002 the Fund's Board of Directors approved the merger (the "Merger") of the Fund with and into the EIS Fund, Inc. ("EIS"). If the Merger receives shareholder approval, the Fund will cease to exist, EIS will be the surviving legal corporation and substantially all of the shares of common stock of the Fund will be converted into an equivalent dollar amount of full shares of EIS based on the relative net asset values of the Fund and EIS. EIS will not issue any fractional shares to the Fund's shareholders that do not participate in its dividend reinvestment plan. The Funds transfer agent will aggregate all fractional shares, sell the resulting full shares on the New York Stock Exchange at the current market price for the shares and remit the cash proceeds to the Fund's shareholders in proportion to their fractional shares. Consummation of the Merger is subject to a number of conditions, including shareholder approval and certain regulatory approvals. Upon consummation of the Merger, EIS expects to change its name to "Cornerstone Total Return Fund, Inc."



================================================================================
14

RESULTS OF ANNUAL MEETING OF STOCKHOLDERS (UNAUDITED)

On April 18, 2002, the Annual Meeting of Stockholders of The Cornerstone Strategic Return Fund, Inc. was held and the following matters were voted upon:

(1)     To elect two Class I Directors until the year 2005 Annual Meeting.

NAME OF CLASS I DIRECTORS                     FOR              AGAINST
-------------------------                     ---              -------
Edwin Meese III                            3,688,451           520,624
Glenn W. Wilcox, Sr.                       3,688,451           520,624


(2) To ratify the selection of Tait, Weller & Baker as independent accountants for the year ending December 31, 2002.

                                   FOR             AGAINST         ABSTAIN
                                   ---             -------         -------
                                3,757,597          440,157         11,321














================================================================================
                                                                              15

DESCRIPTION OF DIVIDEND REINVESTMENT & CASH PURCHASE PLAN (UNAUDITED)

Shareholders who have Shares registered directly in their own names automatically participate in the Fund's Dividend Reinvestment & Cash Purchase Plan (the "Plan"), unless and until an election is made to withdraw from the Plan on behalf of such participating shareholders. Shareholders who do not wish to have distributions automatically reinvested should so notify American Stock Transfer & Trust Co. (the "Agent") at 59 Maiden Lane, New York, NY 10038. Under the Plan, all of the Fund's dividends and other distributions to shareholders are reinvested in full and fractional Shares as described below.

When the Fund declares an income dividend or a capital gain or other distribution (each, a "Dividend" and collectively, "Dividends"), the Agent, on the shareholders' behalf, will: (i) receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock ("Newly Issued Shares") or, (ii) at the sole discretion of the Board of Directors, be authorized to purchase outstanding shares on the open market, on the NYSE or elsewhere, with cash allocated to it by the Fund ("Open Market Purchases").

Shares acquired by the Agent in Open Market Purchases will be allocated to the reinvesting shareholders based on the average cost of such Open Market Purchases. Alternatively, the Agent will allocate Newly Issued Shares to the reinvesting shareholders at a price equal to the average closing price of the Fund over the five trading days preceding the payment date of such dividend.

Registered shareholders who acquire their shares through Open Market Purchases and who do not wish to have their Dividends automatically reinvested should so notify the Fund in writing. If a Shareholder has not elected to receive cash Dividends and the Agent does not receive notice of an election to receive cash Dividends prior to the record date of any Dividend, the shareholder will automatically receive such Dividends in additional Shares.

Participants in the Plan may withdraw from the Plan by providing written notice to the Agent at least 30 days prior to the applicable Dividend payment date. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares credited to his/her account under the Plan will, upon request, be issued. Whether or not a participant requests that certificates for whole shares be issued, a cash payment will be made for any fraction of a Share credited to such account.

The Agent will maintain all shareholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Agent will hold shares in the account of each Plan participant in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. Each participant, nevertheless, has the right to receive certificates for whole shares owned. The Agent will distribute all proxy solicitation materials to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating in the Plan, the Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the Shareholder's name and held for the account of beneficial owners participating in the Plan.

There will be no charge to participants for reinvesting Dividends other than their share of brokerage commissions as discussed below. The Agent's fees for administering the Plan and handling the reinvestment of Dividends will be paid by the Fund. Each participant's account will be charged a pro-rata share of brokerage commissions incurred with respect to the Agent's Open Market Purchases in connection with the reinvestment of Dividends. Brokerage charges



================================================================================
16

DESCRIPTION OF DIVIDEND REINVESTMENT & CASH PURCHASE PLAN (UNAUDITED)


for purchasing small amounts of shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Agent will be purchasing shares for all the participants in blocks and pro-rating the lower commission that may be attainable.

The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable on such Dividends. Participants who receive shares pursuant to the Plan as described above will recognize taxable income in the amount of the fair market value of those shares. In the case of non-U.S. participants whose Dividends are subject to U.S. income tax withholding and in the case of participants subject to 30% federal backup withholding, the Agent will reinvest Dividends after deduction of the amount required to be withheld.

The Fund reserves the right to amend or terminate the Plan by written notice to participants. All correspondence concerning the Plan should be directed to the Agent at the address referred to in the first paragraph of this section.












================================================================================
                                                                              17

SUMMARY OF GENERAL INFORMATION

The Fund - The Cornerstone Strategic Return Fund, Inc. is a closed-end, non-diversified investment company whose shares trade on the New York Stock Exchange. Its investment objective is to seek long-term capital appreciation primarily through investment in equity securities of companies listed in the United States. The Fund is managed by Cornerstone Advisors, Inc.

On February 13, 2002, the Board of Directors of the Fund adopted certain amendments to the Fund's Bylaws. The amendments require a shareholder to provide written notice to the Secretary of the Fund of any proposal which the shareholder wishes to raise at an annual meeting of shareholders which was not included in the Fund's proxy materials at least 90 calendar days in advance of the date of the mailing of the notice for the preceding year's annual meeting. The amendments also impose a 90 calendar day advance written notice requirement on shareholders who wish to introduce at any meeting of shareholders a nominee for election as a director. The notice provisions were adopted to afford shareholders a fair opportunity to present matters for consideration at annual meetings while ensuring that the Fund and its directors will have a reasonable opportunity to thoughtfully consider the matters proposed. Please contact the Secretary of the Fund for additional information about the advance notice requirements if you are considering presenting a proposal at an annual meeting.

SHAREHOLDER INFORMATION

The Fund is listed on the New York Stock Exchange (symbol "CRF"). The share price is published in: The New York Times (daily) under the designation "CrnstStrR" and The Wall Street Journal (daily) and Barron's (each Monday) under the designation "CrnrstStraFd." The net asset value per share is published under "Closed-End Funds" each Sunday in The New York Times and each Monday in The Wall Street Journal and Barron's under the designation "CstnStrRtn."


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Notice is hereby given in accordance with Section 23(c) of the Investment
Company Act of 1940, as amended, that The Cornerstone Strategic Return Fund, Inc. may from time to time purchase shares of its capital stock in the open market.
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18


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PRIVACY POLICY NOTICE

The following is a description of The Cornerstone Strategic Return Fund, Inc.'s (the "Fund") policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS. The Fund collects the following nonpublic personal information about you:

     1. Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

     2. Information about the Consumer's transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES. The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.









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DIRECTORS AND CORPORATE OFFICERS
Ralph W. Bradshaw                       Chairman of the Board of
                                        Directors and President
Thomas H. Lenagh                        Director
Edwin Meese III                         Director
Scott B. Rogers                         Director
Andrew A. Strauss                       Director
Glenn W. Wilcox, Sr.                    Director
Gary A. Bentz                           Vice President and Treasurer
Thomas R. Westle                        Secretary

INVESTMENT MANAGER                      STOCK TRANSFER AGENT
Cornerstone Advisors, Inc.                   AND REGISTRAR
One West Pack Square                    American Stock Transfer &
Suite 1650                              Trust Co.
Asheville, NC 28801                     59 Maiden Lane
                                        New York, NY 10038
ADMINISTRATOR
Bear Stearns Funds                      INDEPENDENT ACCOUNTANTS
        Management Inc.                 Tait, Weller & Baker
383 Madison Avenue                      8 Penn Center
New York, NY 10179                      Philadelphia, PA 19103

CUSTODIAN                               LEGAL COUNSEL
Custodial Trust Company                 Spitzer & Feldman P.C.
101 Carnegie Center                     405 Park Avenue
Princeton, NJ 08540                     New York, NY 10022

EXECUTIVE OFFICES
383 Madison Avenue
New York, NY 10179

For shareholder inquiries, registered shareholders should call (800) 937-5449. For general inquiries, please call (212) 272-2093.





                                      CRF
                                     LISTED
                                    NYSE(R)











This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

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                  THE CORNERSTONE STRATEGIC RETURN FUND, INC.


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